AGL PCIF Quarterly Investor Report Quarter End June 30, 2026 AGL Private Credit Income Fund August 5, 2026 Exhibit 99.1

Q2 2026 MD&A __________________________ Distribution declared per share / beginning NAV per share, annualized. Distribution yield is net of fees and expenses. The net cash distribution yield represents the annualized average distribution yield inception-to-date (Commencement of Operations was October 21, 2024), calculated as each quarter’s distribution divided by that quarter’s beginning NAV, assuming reinvestment of distributions. Net cash distribution yield is net of fees and expenses. Net leverage represents net debt / ending equity. Net debt is debt outstanding at par, net of cash, cash equivalents and restricted cash. Second Quarter Results We generated $0.65 per common share of net investment income, compared with $0.61 in the first quarter. NAV per share was $23.28 as of June 30, 2026, compared to NAV per share of $23.33 as of March 31, 2026. We declared our quarterly distribution of $0.60 for 2Q26, paid on July 30, 2026, to shareholders of record on June 23, 2026. Our second quarter annualized distribution yield was 10.3%.(1) Inception-to-date annualized net cash distribution yield of 10.4%.(2) Investment Activity As of June 30, 2026, the total fair value of the portfolio was $1.3 billion across 44 portfolio companies compared with $1.3 billion across 43 portfolio companies as of March 31, 2026. During the second quarter, we had $93.7 million of investment fundings and $103.6 million in sales / full repayments. On June 26, 2026, AGL PCIF sold $20.7 million of loans at fair value to AGL Enhanced PC Income I LLC (“AGL EPCI I”), a joint venture fund with other investors. In addition, AGL PCIF made a $2.0 million cash contribution to AGL EPCI I pursuant to its equity commitment to the JV fund. As of June 30, 2026 and March 31, 2026, we had no non-accrual investments. Debt & Capital Activity Net leverage(3) was 1.23x as of June 30, 2026, compared to 1.29x as of March 31, 2026. As of June 30, 2026, we had total debt commitments of $1.3 billion, with $718 million of debt outstanding (at par) and $582 million in remaining debt capacity. AGL Private Credit Income Fund (AGL PCIF) continues its measured investment ramp, and we are pleased with the progression of portfolio build and our income generation profile

Summary Results __________________________ Net investment income / weighted average shares outstanding, annualized. Net investment income per share / average NAV per share, annualized. Average NAV per share is calculated as beginning of period (“BoP”) NAV + end of period NAV / 2 Net income / weighted average shares outstanding, annualized. Distribution declared per share / beginning NAV per share, annualized. Compounded annualized inception-to-date (Commencement of Operations was October 21, 2024) total return earned by initial investors, assuming reinvestment of distributions, calculated based on the sum of the net quarterly total distributions and change in quarterly net asset value divided, by BoP NAV. The net cash distribution yield represents the annualized average distribution yield inception to date, calculated as each quarter’s distribution divided by that quarter’s BoP NAV, assuming reinvestment of distributions.

Summary Statement of Assets and Liabilities __________________________ Net of deferred financing costs. Net debt is debt outstanding at par, net of cash, cash equivalents and restricted cash. Based on fair value.

Investment Activity __________________________ Weighted average yield is computed as interest income and accretion of OID, divided by ending fair market value of investments, exclusive of investments on non-accrual status. Includes sales of $234.1 and 20.9 million to AGL EPCI I Joint Venture Fund for Q1 26 and Q2 26, respectively.

Portfolio Highlights as of June 30, 2026 __________________________ Weighted average yield is computed as interest income and accretion of OID, divided by ending fair market value of investments, exclusive of investments on non-accrual status. Based on par value. Based on fair value. Weightings are based on the funded par value of each respective investment as of June 30, 2026. All portfolio company information is presented as of the initial origination date of each investment. Portfolio company financial statistics are reported by portfolio companies and not independently derived. Q2 2026 Industry Mix by Fair Value Q2 2026 Asset Mix by Fair Value Portfolio Company Financial Statistics (4)(5) Portfolio Statistics

Q2 2026 Risk Rating Risk Rating 1 Borrower is operating above expectations, and the trend and risk factors are generally favorable. 2 Borrower is operating generally as expected or at an acceptable level of performance. The level of risk to our initial cost basis is similar to the risk at the time of origination. This is the initial risk rating assigned to all new borrowers and the gradations of 2 are internal only. 3 Borrower is operating below expectations and the level of risk to our cost basis has increased since the time of origination. The borrower may be out of compliance with debt covenants. Payments are generally current although there may be a higher risk of payment default. 4 Borrower is operating materially below expectations and the loan's risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due, but generally not more than 120 days. It is anticipated that we may not recoup our initial cost basis and may realize a loss of our initial cost basis upon exit. 5 Borrower is operating substantially below expectations and the loan's risk has increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. It is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. Definition As of June 30, 2026, we have no watchlist or non-accrual positions.

Debt Financing Profile Activity There was no amendment activity for the three months ended June 30, 2026.

Q2 2026 NAV Per Share Bridge __________________________ Note: Net realized and unrealized gain (loss) based on weighted average shares for the period and includes foreign exchange activity. Second Quarter NAV Per Share Bridge $23.33 $0.65 ($0.10) ($0.60) $23.28

Quarterly Investor Report Appendix AGL Private Credit Income Fund

Statement of Operations

Statement of Assets and Liabilities

Table of Contents Firm Overview 4 Investment Philosophy 6 The AGL Core Fund 8 Research Process 12 Performance 14 Biographies 16 Appendix 18 Research Process 12 Disclaimer and Risk Factors

Disclaimer and Risk Factors This presentation is furnished by AGL Credit Management LLC (“AGL”) for informational purposes only and is intended solely for the person to whom it is delivered by or on behalf of AGL. This presentation is confidential and may not be reproduced in its entirety or in part, or redistributed to any party in any form, without the prior written consent of AGL. This presentation does not constitute an offer to sell or the solicitation of an offer to purchase any securities offered by any funds managed by AGL or for any other advisory service of AGL. Certain statements contained herein that indicate future possibilities constitute forward-looking statements and should not be construed as predictions of performance. Actual results can and do differ materially. In calculating projections and base/recession case targets, AGL utilizes certain specific inputs that, in some cases, are estimated, and certain assumptions that ultimately might not hold true with respect to any investment. These estimates and assumptions can cause actual realized returns to deviate materially from modelled expectations. As a result, projections and targets should not form the basis for an investment decision. No assurances can be made that the investment philosophy, investment objectives, projections or base/recession case targets will be achieved. There can be no assurance that any particular individual will be involved in the management of any portfolio for any given period of time, if at all. The information and assumptions included in this presentation are made in good faith and based upon information reasonably available to AGL as of the date noted herein. The information contained herein does not purport to present a complete picture of the activities, results, actions and/or plans of AGL or any other fund or account managed by AGL. Clients or prospective investors should consult the private placement memorandum and/or other documents describing any securities and explaining the risks associated with an investment in such securities (available by contacting such client’s or prospective investor’s AGL representative) prior to investing. Investing involves the risk of loss and investors should be prepared to bear potential losses. Past performance does not predict future returns. Important Information for Investors in the EEA: This presentation and the information contained herein does not constitute and is not intended to constitute a public offer of securities and accordingly should not be construed as such. By agreeing to receive it, each addressee agrees to the terms set out below. Any securities offered by any fund managed by AGL and any other products or services referenced in this presentation may not be licensed, registered or authorized (as applicable) in all jurisdictions, and unless otherwise indicated, no regulator or government authority has reviewed this presentation or the merits of the products and services referenced herein or has confirmed either the accuracy or the adequacy of the information contained herein. This presentation and the information contained herein have been made available in accordance with the restrictions and/or limitations implemented by any applicable laws and regulations. This presentation is directed at and intended for “Professional Investors” or any other category of person to which such marketing is permitted under the national laws of such member state. A “Professional Investor” is an investor who is considered to be a professional client or which may, on request, be treated as a professional client within the relevant national implementation of Annex II of European Directive 2014/65/EU (Markets in Financial Instruments Directive or "MiFID II") and the European Union Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (“AIFMD”).

Disclaimer and Risk Factors (Cont’d) This presentation is provided on a confidential basis for informational purposes only and may not be reproduced in any form. Before acting on any information in this presentation, prospective investors should inform themselves of and observe all applicable laws, rules and regulations of any relevant jurisdictions and obtain independent advice if required. This presentation is for the use of the named addressee only and should not be given, forwarded or shown to any other person (other than employees, agents or consultants in connection with the addressee’s consideration thereof). A list of jurisdictions in which any fund managed by AGL has been licensed, registered or authorized (as applicable) is available on request. Important Information for Investors in the UK: This presentation and the information contained herein does not constitute and is not intended to constitute a public offer of securities and accordingly should not be construed as such. By agreeing to receive it, each addressee agrees to the terms set out below. Any securities offered by any fund managed by AGL and any other products or services referenced in this presentation may not be licensed, registered or authorized (as applicable) in all jurisdictions, and unless otherwise indicated, no regulator or government authority has reviewed this document or the merits of the products and services referenced herein or has confirmed either the accuracy or the adequacy of the information contained herein. This presentation and the information contained herein have been made available in accordance with the restrictions and/or limitations implemented by any applicable laws and regulations. This presentation is directed at and intended for “Professional Investors” or any other category of person to which such marketing is permitted under the national laws of the United Kingdom. A “Professional Investor” is an investor who is considered to be a professional client or which may, on request, be treated as a professional client within the relevant national implementation of Annex II of European Directive 2014/65/EU (Markets in Financial Instruments Directive or "MiFID II") and the Alternative Investment Fund Managers Regulations, 2013, as amended by the Alternative Investment Managers (Amendment, etc.) (EU Exit) Regulations 2019 (“UK AIFM Regulations”). This presentation is provided on a confidential basis for informational purposes only and may not be reproduced in any form. Before acting on any information in this presentation, prospective investors should inform themselves of and observe all applicable laws, rules and regulations of any relevant jurisdictions and obtain independent advice if required. This presentation is for the use of the named addressee only and should not be given, forwarded or shown to any other person (other than employees, agents or consultants in connection with the addressee’s consideration thereof). A list of jurisdictions in which any fund managed by AGL has been licensed, registered or authorized (as applicable) is available on request.

Disclaimer and Risk Factors (Cont’d) Select Risk Factors: An investment in any securities offered by any client managed by AGL is suitable only for sophisticated investors and requires the financial ability and willingness to accept the risks and lack of liquidity that are characteristic of an investment in such securities. Investors in the securities must be prepared to bear such risks for an extended period of time. This presentation expresses no views as to the suitability of an investment in such securities to the institutional investor's entire portfolio or individualized circumstances of such recipients. In particular, the risks of investing in any securities offered by any client managed by AGL could include the following: Lack of liquidity in that there is no secondary market for such securities, and none is expected to develop; Restrictions on transferring interests in such securities; The use of leverage at the level of the ultimate investment; Potential lack of diversification and resulting higher risk; Absence of information regarding valuations and pricing of the investments backing such securities because investments are in private companies; and The investment structure through which the issuer of such securities invests. This is not intended to be a complete description of the risks of investing in any securities offered by any client managed by AGL. Investors should rely on their own examination of the potential risks and rewards. The private placement memorandum and/or other documents describing any such securities discuss these and other important risk factors and considerations that should be carefully evaluated before making an investment in such securities. Prospective investors should consult with their own legal, tax and financial advisers as to the consequences of an investment in such securities. While AGL has prior operating history as an asset manager, AGL’s collaboration with Barclays represents an expansion in that it includes a newly established team with a limited operating history as an investment adviser and AGL’s new products have initially relied in significant part on Barclays pipeline of investment opportunities, which might or might not be able to source the anticipated quantity or quality of opportunities in the future. There is no assurance that such new business endeavors will become successful. Additionally, clients could continue to invest in other newly established or early-stage asset management businesses in transactions designed to provide capital to such business, which could experience unexpected operational, developmental or financial issues that cannot be adequately resolved, and there is no assurance that such new business ventures will become successful. Newly established businesses are often more vulnerable to financial failure than more established entities with longer track records. There is no assurance that the development efforts of any such business will be successful or, if successful, will be completed within budget or the time period originally estimated. © 2026 AGL CREDIT MANAGEMENT LLC. ALL RIGHTS RESERVED. FOR ACCREDITED INVESTOR USE ONLY